S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Strategic Acquisition Precision Partners Holding Company July 5, 2017

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Forward-Looking Statements 2July 2017 We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Forward-looking statements are only predictions and involve risks and uncertainties, resulting in the possibility that actual events or performance will differ materially from such predictions as a result of certain risk factors, including that our acquisition of Precision Partners may not be consummated, or may not be consummated in a timely manner; that regulatory approval not be obtained or may only be obtained subject to conditions that are not anticipated; that we will not integrate Precision Partners successfully following the consummation of the acquisition; and that growth initiatives, cost savings, synergies, accretion to earnings and other anticipated benefits and opportunities from the acquisition may not be fully realized or may take longer to realize than expected. In addition, factors that could cause our actual results and financial condition and any benefits from the acquisition, if consummated, to differ materially from the results contemplated by such forward- looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; changes in the cost of raw materials and energy; our significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of our major customers or key suppliers; our significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum and other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials; production disruption or reduced production levels; our healthcare obligations; our pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emission limitations; conditions in the financial, credit, capital and banking markets; our use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; and information technology security threats and cybercrime. The risk factors discussed under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2016 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP financial measures included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in an Appendix to this presentation.

AK Steel to Acquire Precision Partners Holding Company ("PPHC")

Snapshot of PPHC

- Leading North American engineering, tooling and hot and cold stamping provider of lightweight parts for the transportation market
- Specialist in lightweight, complex, hard-to-manufacture components and assemblies

Acquisition Benefits

- Further advances our core focus on product innovation, including in the high-growth automotive lightweighting space, and enhances our position in advanced high strength steels
- Provides a fully integrated downstream platform that further strengthens our close collaboration with our automotive OEM customers and Tier 1 suppliers
- Strong synergies that leverage our materials and metals-forming expertise with PPHC's technology and advanced capabilities in tooling and stamping
- Adds a proven, experienced management team, providing the foundation for seamless integration and future growth in lightweighting solutions for automotive and other markets

AK Steel

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PPHC Overview

PRECISION PARTNERS

- Founded in 1955
- Eight facilities in North America with a total of more than 1,000 employees, including ~300 engineers and skilled tool makers
- Specializes in the design and engineering of tooling and die making and the stamping of complex automotive components
- Broad portfolio of highly-engineered solutions
- Technology-focused company
  - Unique intellectual property and extensive track record of innovation
  - Focus on complex, difficult-to-manufacture parts
  - Results-oriented culture with a proven track record of providing customer solutions

- Full range of manufacturing capabilities including:
  - Advanced tool design technology
  - 5 hot stamping cells with 9 lines
  - 85 cold stamping presses, including 17 "tryout" presses
  - 123 welding and assembly cells
  - 6 laser-cutting machines
  - E-coating line

AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION July 2017 4

Strategic Logic – Downstream Platform Serving Our Core Market

- Creates a premier integrated supplier to the automotive market combining AK Steel's advanced materials expertise with PPHC's leading die design, tool manufacturing and stamping capabilities
- Enhances our product offerings with end-to-end solutions and further strengthens our close collaboration with our automotive OEM and Tier 1 customers
- Leverages both AK Steel's and PPHC's research and innovation capabilities in both the materials and metals-forming areas to accelerate our development and innovation efforts in the high growth automotive lightweighting space
- Accelerates introduction of advanced high strength steels and facilitates innovation in fast-growing hot stamping market
- Creates a differentiated, innovative leader in the steel industry

AK Steel
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Terms of the Transaction and Financial Benefits

- $360 million in cash, ~7x 2017E Adjusted EBITDA
- Acquisition is on a cash-free, debt-free basis
- Expected to be accretive to EPS, margins and cash flow in year one
- Attractive growth profile with reasonable capital outlays
- Currently anticipate permanent financing will include a prudent combination of debt and equity targeted to maintain current credit metrics
- Closing expected in the third quarter of 2017, subject to completion of customary regulatory review and closing conditions

AK Steel
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Business Capabilities Complement AK Steel

- Full-service solution provider, from steel production to designing dies to stamping final parts
- Differentiated in-house tooling and product engineering capabilities cater to complex hot and cold stamped parts
- Integrated with extensive tooling capabilities to serve internal stamping requirements as well as serving OEM and Tier 1 customers
- Comprehensive portfolio provides solid platform to serve lightweighting needs of OEMs and Tier 1 suppliers
- Serves OEMs directly, as well as through Tier 1 suppliers
- Strategically focused on transportation market, including light truck, SUV and CUV platforms
- Supplier for 13 of the 15 best-selling vehicle platforms in the U.S.

AK Steel
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Differentiated Business Model

Competitive attributes

- ✓ Expansive, highly engineered product portfolio
- ✓ Top-tier, vertically integrated manufacturing operations
- ✓ Engineering and tooling expertise drives operational excellence
- ✓ Unique hot stamping process capabilities
- ✓ Proven management team with broad organizational capabilities

Attractive strategic position

- ✓ Critical direct supplier to both OEM and Tier 1 customers
- ✓ Entrenched customer relationships across diverse platforms
- ✓ Strategically located, highly efficient and scalable operating footprint
- ✓ Favorable industry dynamics driving light-weighting and safety

AK Steel

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Fully Integrated Operating Model

Engineering





Tooling







Product co-development
Highly collaborative process
with customers

Drives efficiency, quality and performance in production

Hot stamping





Cold stamping





Assembly and finishing
Value-added in-house assembly / finish to capture enhanced margins

World-class performance for the industry's most complex components

AK Steel

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Engineering and Tooling Expertise

Drives efficiency, quality and production performance

✓ Strong Technical Foundation

- Specialists in simplifying complexity
- ~300 engineers and skilled tool makers

✓ Tooling Heritage

- Long track record of tool and die design and manufacturing
- Tooling expertise materially enhances hot stamping production

✓ Emergency production support

- 24-hour production takeover capabilities
- Go-to source for solving the most challenging die and stamping problems

✓ Predictive Engineering

- Simulation software utilized to validate product designs and production processes
- Expedites development and production of highly complex parts

✓ Automated CNC Tool Machining

- High-speed, fully automated machining capabilities
- Increases overall productivity and efficiency of tool production

✓ 17 Die and Stamping Tryout Presses

- Tryout presses offer customers product validation without disruption to their own production











AK Steel

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Overview of Cold Stamping and Hot Stamping Processes

Cold Stamping Process Overview

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EAGLE

Progressive step stamping

1  2  3 

Final product





Hot Stamping Process Overview

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Furnace



Single step stamping



Final product





AK Steel

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Cold Stamping – Efficient Production of Complex, High-Strength Components

- Provides extensive capability in the production of stamped components
- Focused on complex cold stamp components
- Leverages advanced tooling capabilities to optimize manufacturing processes
- 2,000-ton and 3,000-ton large-bed presses enables PPHC to manufacture components using the strongest and most advanced high strength steels
- Cold stamping capabilities complement hot stamping excellence, facilitating supply of complete lightweighting solutions









AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION July 2017 12

Hot Stamping – Making the Most Complex Components Stronger and Lighter

- Hot stamping can produce the most complex components while delivering significant mass reduction and material strength
  - Allows advanced high strength steels to be formed into complex geometries
  - 30–50% weight savings achievable versus cold stamping mild steels
- Hot stamped solutions often reduce the number of total components and finishing operations
  - Further reduces weight
  - Increases overall component strength
- Unique hot stamping process capabilities provide a sustainable advantage to serve our customers
  - Lower capital requirements, lower operating costs, smaller footprint, highly automated, increased throughput
  - Supports large-scale components









AK Steel SAFETY | QUALITY | PRODUCTIVITY | INNOVATION July 2017 13

Precision Partners Provides a Platform to Expand Lightweighting Solutions


Fully integrated materials and solutions provider
Incremental services at existing AK Steel sites
Expand customer collaboration
Diversify customer solutions
Accelerate innovative steel solutions
Expand materials offering
Expand geographies

AK Steel
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PPHC Represents Another Step in Executing our Strategy

- **Investing resources in higher-value products**
  - Positioning with customers that align with our "best value" approach
  - Minimizing exposure to commoditized products and markets where quality is less valued
- **Implementing margin enhancement actions**
  - Dedicating capacity to more profitable products
  - Relentless focus on cost and process improvements
- **Accelerating investment in research and innovation**
  - Working hand-in-hand with our customers and technical partners
  - Substantial expansion and investments in research and innovation
- **Focusing on downstream, value-added products**
  - Advances our product innovations in the high growth automotive lightweighting space
  - Expand into complementary and synergistic steel processes and products



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S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2017 Questions & Answers 16

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N Investor Contact Information 17July 2017 Douglas O. Mitterholzer Assistant Treasurer and General Manager, Investor Relations (513) 425-5215 doug.mitterholzer@aksteel.com

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N THANK YOU! July 2017 18